Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The Profit Participation Plan of The Dun and Bradstreet Corporation on Form 11-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patricia Clifford, Vice President of Human Resources of The Dun and Bradstreet Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Patricia A. Clifford

Patricia A Clifford,
Vice President of Human Resources
(Equivalent of Principal Executive Officer of the Plan)

June 28, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Dun & Bradstreet Corporation and will be retained by the Dun and Bradstreet Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The Profit Participation Plan of The Dun and Bradstreet Corporation on Form 11-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mary Jane Raymond, Vice President and Corporate Controller of The Dun and Bradstreet Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Mary Jane Raymond

Mary Jane Raymond,
Vice President and Corporate Controller
(Equivalent of Principal Financial Officer of the Plan)

June 28, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Dun & Bradstreet Corporation and will be retained by the Dun and Bradstreet Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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